Income Taxes - Summary of the Detail of Income Tax Expense for the Periods (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Current:
US	$ 21	$ 11,571	$ 14,481
Korea	597	2,222	2,049
Other	36	0	0
Total current taxes:	654	13,793	16,530
Deferred:
US	31,316	(85,206)	8,154
Korea	(975)	223	(2,178)
Other	(778)	0	0
Total deferred taxes	29,563	(84,983)	5,976
Total income tax expense (benefit)	$ 30,217	$ (71,190)	$ 22,506